EXHIBIT 10.5


Angeion Corporation
7601 Northland Drive
Brooklyn Park, Minnesota 55428-1008
USA
Telephone: 612/315-2057
Facsimile: 612/315-2059

11 May 1999                                                          [LOGO]
                                                                     ANGEION (R)
Philippe Goupit                                                      CORPORATION
Synthelabo
22 avenue Galilee
B.P. 82
92355 Le Plessis Robinson
Cedex, France

            RE: LETTER AMENDMENT TO INVESTMENT AND MASTER STRATEGIC RELATIONSHIP AGREEMENT BETWEEN ANGEION AND SYNTHELABO

Dear Philippe:

This letter will document our amendment to the Amended and Restated Investment and Master Strategic Relationship Agreement dated as of October 9, 1997 (the "Investment Agreement") between Angeion Corporation, a Minnesota corporation ("Angeion"), and Synthelabo, a societe anonyme organized under the laws of the Republic of France ("Synthelabo"), pursuant to the terms of the Withdrawal Agreement dated as of May 11, 1999 between Angeion and ELA Medical, Inc., a Delaware corporation and wholly-owned subsidiary of Synthelabo. Angeion and Synthelabo hereby amend the Investment Agreement as follows:

            (a) Sections 4.3(d) and 4.3(e) of the Investment Agreement are terminated as of May 11, 1999; and

            (b) Section 4.3(c) of the Investment Agreement is amended such that Section 4.3(c) shall not apply to Joint Venture Liabilities, as that term is defined in the Investment Agreement, to the extent such Joint Venture Liabilities (i) relate to, or are based on or arise from the conduct of the business of the Joint Venture, as that term is defined in the Investment Agreement, from and after April 1, 1999, excluding, however, any Third Party Claim, as that term is defined in the Limited Liability Company Operating Agreement of Angellan Medical Systems, LLC dated December 9, 1997 (the "Operating Agreement"), asserted by or on behalf of a patient arising out of or relating to any Product supplied by Angeion under the Angeion Supply Agreement, as those terms are defined in the Operating Agreement or
                        (ii) are reflected on the balance sheet of the Joint Venture as of March 31, 1999.

Please indicate your acceptance of this amendment to the Investment Agreement by executing and returning to me one of the originals of this Letter Amendment.

Sincerely,

/s/ James B. Hickey, Jr.

James B. Hickey, Jr.
President/CEO

Agreed and accepted on behalf of Synthelabo
as the date first written above by:

By:           /s/ J. P. Charlet
       --------------------------------------

Its:          Vice President
       --------------------------------------
              General Counsel

/s/ Marr Guyader

M. Guyader
Vice President